Investment in Subsidiaries	12 Months Ended
Dec. 31, 2024
Investment In Subsidiaries
Investment in Subsidiaries

Note 8 – Investment in Subsidiaries:

The Company has three main subsidiaries, all in the cannabis sector: Canndoc, Pharmazone, and Cannolam, which are wholly owned (100%).

A.	Regarding the completion of the acquisition of 100% of Cannolam shares, See Note 16(3).

B.	Subsidiaries – Other Acquisitions

Acquisitions in 2024

Details in respect of subsidiaries

A.	On January 29, 2024, the Company engaged in an agreement to purchase 100% of “Leon-Pharm” which operates five pharmacies.

B.	On April 18, 2024, the Company engaged in an agreement to purchase 50% of “New day Eilat” pharmacy, subsequent to which the Company holds 100%. The pharmacy is located in Eilat.

Measurement of fair values

Presented hereunder is information regarding the techniques the Group used to measure the fair value of the assets and liabilities recognized as a result of the business combination:

A.	Presented below is the fair value, as of the acquisitions dates, of the transferred consideration:

NIS in thousands
Issuance of 1,590,023 ordinary shares of the Company	8,098
Assignment of shareholders’ loan	(1,548)
Fair value of the investment prior to the business combination	202

Total	6,752

B.	Net cash flow in the acquisition

NIS in thousands
Consideration paid in cash	-
Less – acquired cash and cash equivalents	1,108

Total	1,108

Note 8 – Investment in Subsidiaries:(Cont.)

C.	Amounts recognized on the acquisition date in respect of assets and liabilities:

NIS in thousands
Cash and cash equivalents	1,108
Restricted cash	361
Trade and other receivables	3,325
Inventory	2,622
Property, plant and equipment and right-of-use asset	10,199
Goodwill	517
Short-term loan	(163)
Trade and other payable	(15,134)
Lease liability	(3,506)
Total identifiable net assets	(671)

D.	Goodwill

The consideration which was paid in the business combination included amounts associated with the expected benefits from synergy (collaboration), growth in revenue, and future developments in the Subsidiaries operating market. These benefits are not recognized separately from goodwill, since the future economic benefits which are expected to arise from them are not reliably measurable. All of the above led to the recognition of goodwill in the amount of NIS 7,422 thousand.

The goodwill is attributable mainly to the skills and technical talent of the acquiree’s work force, and the synergies expected to be achieved from integrating the Company into the group’s existing regular business.

E.	Impact of the acquisition on the Company’s results

Total revenue for the consolidation period ended December 31, 2024 includes approximately NIS 33,135 thousand which is attributable to the Subsidiaries acquired.

Additionally, total comprehensive loss for the consolidation period ended December 31, 2024 includes loss of approximately NIS 6,598 thousand which is attributable to Subsidiaries acquired.

Had the acquisition taken place at the beginning of the twelve-month period ended December 31, 2024, the total revenue of the acquired subsidiaries would have been NIS 39,901 thousand.

F.	At the date of business combination the consideration payable in shares was classified as financial liability measured at fair value through profit and loss. As the number of Company’s shares to be issued was updated by the parties, and the market price of the Company’s share changed, the Company recorded other expenses of NIS 6 million.

Note 8 – Investment in Subsidiaries:(Cont.)

C.	Investment in equity method investee

During 2023 the Company established two companies in Eilat, pharmacy and trading house, with a business partner (hereinafter: “the associates”). The Company holds 50% of the associates’ shares and has an option to obtain control on these associates. As of December 31, 2023, the Company granted a loan in the amount of NIS 2.5 million to these associates. As of December 31, 2023, the associates’ total assets balance was NIS 4.2 million and total liabilities balance was NIS 4.3 million.

The associates had incurred losses in the amount of NIS 0.1 million in 2023. Since the Company has not incurred legal or constructive obligations or made payments on behalf of the associates, the Company did not recognize its share of the losses in 2023.

On April 18, 2024 the Company engaged in an agreement to purchase an additional 50% of “New day Eilat” pharmacy and 50% of “New day Distribution” trading house, subsequent to which the Company holds 100% from New day Eilat, See Note 8B(2), and from 2025 the Company holds 100% from “New day Distribution” trading house.

As of December 31, 2024, the Company granted a loan in the amount of NIS 0.1 million to the trading house. As of December 31, 2024, the trading house total assets balance is NIS 1.2 million and total liabilities balance is NIS 1.2 million.

D.	Joint operations

On December 19, 2022, the Company entered into a partnership agreement with Praetorian Global, Inc. the parent company of the cannabis brand, “Binske” to grant InterCure an exclusive right to cultivate, manufacture, market, and distribute Binske-branded products in major global pharmaceutical markets including Israel, Germany, Australia, UK and others. On December 30, 2022, the Company engaged in an agreement with a Business partner to establish a 50/50 partnership in order to produce the Binske products, the agreement included an investment by each partner of up to NIS 40 million. The Company invested in the partnership by providing it inventory of NIS 20 million and it has also provided the partnership a loan of NIS 20 million.

During 2024 the partners agreed to terminate the partnership and accordingly the loan was reclassified to other receivables (see Note 12B).

Note 8 – Investment in Subsidiaries: (Cont.)

E.	Loss of control in subsidiary

Details in respect of subsidiaries

A.	In March 2024, the Company signed an agreement to end the engagement between the Company and the minority interest shareholders of “Maayan Haim” pharmacy, which was signed in October 2021. As a result, Maayan Haim pharmacy is no longer controlled by the Company.

The Company recognized a profit from loss of control in the amount of NIS 1,264 thousand which was recognized as part of other income.

B.	In August 2024, the Company signed an agreement to end the engagement between the Company and the minority interest shareholders of “Amirim Pharm” pharmacy, which was signed in August 2022. As a result, Amirim Pharm pharmacy is no longer controlled by the Company.

The Company recognized a profit from loss of control in the amount of NIS 62 thousand which was recognized as part of other income.

Identifiable assets acquired and liabilities disposed of:

NIS in thousands
Cash and cash equivalents	(1,575)
Trade and other receivables	(4,468)
Inventories	(1,351)
Property, plant and equipment and right-of-use asset	(3,601)
Trade and other payables	4,638
Financial liabilities	1,020
Overdraft	1,322
Goodwill	(270)
Lease liability	2,725
Total identifiable net assets	(1,560)

The aggregate cash flows derived for the Company as a result of the disposal:

NIS in thousands
Cash and cash equivalents received	-
Less cash and cash equivalents of the subsidiary	(253)
Total	(253)